Exhibit 99.1

IAC’s HomeAdvisor to Combine with Angie’s List

•                  Creates clear industry leader in $400 billion home services marketplace

•                  On a pro forma basis, company generated an estimated $17 billion in transaction value over the last 12 months for more than 200,000 paying service providers across the two platforms

NEW YORK and INDIANAPOLIS — May 1, 2017 — IAC (NASDAQ: IAC) and Angie’s List, Inc. (NASDAQ: ANGI) today announced they have entered into a definitive agreement to combine IAC’s HomeAdvisor and Angie’s List into a new publicly-traded company, to be called ANGI Homeservices Inc. The combined business, which will maintain both Angie’s List and HomeAdvisor brands, will offer unparalleled scale and product breadth to match homeowners with service professionals in the $400 billion domestic home services market. The transaction has been approved by the Boards of Directors of both companies, and is expected to close in the fourth quarter of 2017.

“This is now the 10th publicly traded company to emerge from what was one company, in 1995, with $48 million in sales and a market capitalization of $201 million — the beginning of IAC. Today, the equity value of the companies created is in excess of $43 billion, with a compounded annual return of 13.3 percent.  While it’s hard to predict the future, I think we’ll just keep going,” said Barry Diller, Chairman of IAC and Expedia, Inc.

Under the terms of the agreement, Angie’s List stockholders will have the right to elect to receive either one share of Class A common stock of ANGI Homeservices Inc. or $8.50 per share in cash, for each share of Angie’s List stock that they own, with the total amount of cash available in the transaction capped at $130 million. Depending upon the number of Angie’s List stockholders electing to receive cash, upon completion of the transaction, IAC will own between approximately 87 percent and approximately 90 percent of the equity value of the combined company.

The transaction combines the power of Angie’s List’s well-known brand and large audience with IAC’s home services category leader HomeAdvisor. HomeAdvisor has the industry’s largest network of paying, high quality service professionals and a consumer product driving seven consecutive quarters of domestic revenue growth in excess of 35 percent. The combined company will have a target five-year compound annual growth rate of revenue of 20 to 25 percent, and a target Adjusted EBITDA margin that will ramp to approximately 35 percent.

HomeAdvisor CEO Chris Terrill will assume the role of CEO of ANGI Homeservices Inc., whose headquarters will be based out of HomeAdvisor’s Golden, Colorado location. IAC CEO Joey Levin will also serve as Chairman of the Board of Directors. Thomas R. Evans, current Chairman of the Board of Directors of Angie’s List, and Angie Hicks, Angie’s List co-founder and CMO, are expected to join the board of ANGI Homeservices Inc.

Key benefits of the combination include:

•                  Scale: Homeowners will be able to tap into North America’s largest combined network of active, high quality service professionals between HomeAdvisor’s network of more than 156,000 and Angie’s List’s network of more than 55,000, collectively up 24 percent year-over-year as of the first quarter of 2017.

•                  Product innovation: HomeAdvisor’s state of the art technology and products — including Instant Booking and Instant Connect — will enhance the experience for the more than 22 million monthly users visiting both HomeAdvisor and Angie’s List today.

•                  Monetization: The combination of Angie’s List’s nationally-recognized brand and directory monetization model with HomeAdvisor’s performance-based on demand marketplace will provide a world class experience to the largest numbers of homeowners and service providers alike. Applying HomeAdvisor’s existing operating model to Angie’s List’s direct audience will help drive incremental jobs to the combined service professional network and increase combined revenue.

•                  Growth: HomeAdvisor can accelerate growth with a giant leap in scale on both the supply and demand side of the home services marketplace, driving further innovation, customer satisfaction and deeper penetration in a fast growing — but relatively immature — market.

•                  Synergies: By the end of 2018, management expects to fully implement $100 to $250 million of annualized synergies.

“Both Angie’s List and HomeAdvisor have built impressive businesses based on delivering homeowners and home service professionals incredible value,” said Chris Terrill, CEO of HomeAdvisor. “We’ve only just scratched the surface of this tremendous market opportunity, given 90 percent of home improvement transactions are still generated via word-of-mouth. By combining HomeAdvisor and Angie’s List’s complementary strengths, the combined company will be able to leverage its joint models and resources to not only accelerate market penetration, but also continued online conversion of that marketplace.”

Said Thomas R. Evans, Chairman of Angie’s List, “After completing our comprehensive strategic review, we have found a true partner in IAC and HomeAdvisor that we believe will create tremendous shareholder value for Angie’s List. Together, we uniquely benefit from the powerful combination of two market leaders, who, by joining forces, can drive incredible innovation, customer satisfaction and category growth.”

“Since 1995, Angie’s List has set the bar for enabling quality home services experiences for millions of consumers and service pros. I’m thrilled that IAC and HomeAdvisor share our vision for what’s possible when it comes to the home services category’s massive potential,” said Angie Hicks, co-founder and CMO of Angie’s List. “Together, we will relentlessly elevate home services experiences for an even broader base of customers.”

“This transaction not only cements our category leadership, it also unlocks the value embedded in HomeAdvisor by effectively making HomeAdvisor public for the first time, joining the ranks of Match, Expedia, Ticketmaster, and others,” said Joey Levin, CEO of IAC. “We love these category leaders in big consumer verticals where we can ride an obvious offline to online migration with winning products and multiple brands. We did it in dating, travel, and ticketing, and we expect we’ll do the same with home services.”

Transaction Details

Under the terms of the merger agreement, Angie’s List will merge with a subsidiary of ANGI Homeservices Inc. In the merger, Angie’s List stockholders may elect to receive, in exchange for each share of Angie’s List owned, either one share of ANGI Homeservices Inc. Class A common stock, or $8.50 in cash.  Elections by Angie’s List stockholders will be subject to proration to the extent the total number of stockholders electing to receive cash would result in payment of more than $130 million. The ANGI Homeservices Inc. Class A common stock issued in the merger will possess one vote per share and is expected to be listed for trading on Nasdaq at closing of the transaction. ANGI Homeservices Inc. will also issue shares of Class B common stock, possessing 10 votes per share, to IAC in exchange for the contribution by IAC of HomeAdvisor.  Upon closing of the transaction, depending upon the number of Angie’s List stockholders electing to receive cash, IAC will hold between approximately 87 percent and approximately 90 percent of the combined company’s equity value and approximately 98 percent of the total voting power, and former Angie’s List stockholders will hold equity in the combined company representing between approximately 13 percent and approximately 10 percent of the combined company’s equity value. IAC will designate a majority of the initial members of the Board of Directors of the combined company. The transaction, which is subject to the satisfaction of customary closing conditions, including regulatory approvals and the approval by Angie’s List stockholders, is expected to close in the fourth quarter of 2017.

Representation

J.P. Morgan Securities LLC acted as financial advisor to IAC and HomeAdvisor, and Wachtell Lipton Rosen & Katz LLP acted as legal counsel.  Allen & Company LLC and BofA Merrill Lynch acted as financial advisors to Angie’s List, and Sidley Austin LLP served as legal counsel.

Conference Call to Discuss Transaction

IAC will audiocast a conference call to answer questions regarding this transaction on Tuesday, May 2 at 8:30 a.m. Eastern Time (ET). An investor deck is available on the investor relations section of IAC’s website at http://www.iac.com/Investors. The live audiocast and replay will be open to the public at http://www.iac.com/Investors.

Company Conference Calls for Quarterly Earnings

IAC will audiocast a conference call to answer questions regarding its first quarter financial results and accompanying materials on Thursday, May 4, 2017 at 8:30 a.m. Eastern Time (ET).  After the close of market trading on Wednesday, May 3, IAC will post its first quarter results and simultaneously publish a letter to shareholders, which may include certain forward-looking information, on the investor relations section of the company’s website at

http://www.iac.com/Investors.

The live audiocast and replay will be open to the public at http://www.iac.com/Investors.

About IAC

IAC (NASDAQ: IAC) is a leading media and Internet company comprised of widely known consumer brands such as HomeAdvisor, Vimeo, Dictionary.com, The Daily Beast, Investopedia, and Match Group’s online dating portfolio, which includes Match, Tinder, PlentyOfFish and OkCupid.  The company is headquartered in New York City and has offices worldwide.

About HomeAdvisor

HomeAdvisor is the operator of the largest home services marketplace across the globe, providing homeowners the tools and resources for home repair, maintenance and improvement projects. HomeAdvisor’s marketplace lets homeowners view average project costs using True Cost Guide, find local prescreened home professionals and instantly book appointments online or through HomeAdvisor’s award-winning mobile app, compatible with all iOS, Android and smart home devices such as Amazon Echo. Globally, HomeAdvisor owns the market leaders in Canada (HomeStars), Germany (MyHammer), France (Travaux.com), Netherlands (Werkspot), Italy (Instapro) and the UK (MyBuilder). HomeAdvisor is based in Golden, Colo., and is an operating business of IAC (NASDAQ: IAC).

About Angie’s List

Finding a pro for a job well done is made easy online by visiting Angieslist.com. Nearly six million members nationwide use Angie’s List, a leading provider of reviews, offers and information in over 700 service categories, to help them improve their homes. Built on a foundation of more than 10 million verified reviews of local service, Angie’s List connects members directly to its online marketplace of services and offers unique tools and support designed to improve the local service experience for both members and service professionals.

Important Additional Information

Investors and security holders are urged to carefully review and consider each of IAC’s and Angie’s List’s public filings with the Securities and Exchange Commission (the “SEC”), including but not limited to, if applicable, their Annual Reports on Form 10-K, their proxy statements, their Current Reports on Form 8-K and their Quarterly Reports on Form 10-Q. The documents filed by IAC with the SEC may be obtained free of charge at IAC’s website at http://www.iac.com or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from IAC by requesting them in writing to IAC Investor Relations, 555 West 18th Street, New York, NY 10011, or by telephone at 1- 212-314-7400.

The documents filed by Angie’s List with the SEC may be obtained free of charge at Angie’s List’s website at http://www.angieslist.com or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from Angie’s List by requesting them in writing to Investor Relations, Angie’s List, Inc., 1030 East Washington Street, Indianapolis, Indiana 46202, or by telephone at 1-888-888-5478.

In connection with the proposed transaction, ANGI Homeservices Inc. intends to file a registration statement on Form S-4 with the SEC which will include a proxy statement of Angie’s List and a prospectus of ANGI Homeservices Inc., and each party will file other documents regarding the proposed transaction with the SEC. Before making any voting or investment decision, investors and security holders of Angie’s List are urged to carefully read the entire registration statement and proxy statement/prospectus, when they become available, as well as any amendments or supplements to these documents and any other relevant documents filed with the SEC, because they will contain important information about the proposed transaction. A definitive proxy statement/prospectus will be sent to the stockholders of Angie’s List seeking the required stockholder approval. Investors and security holders will be able to obtain the registration statement and the proxy statement/prospectus free of charge from the SEC’s website or from IAC or Angie’s List as described in the paragraphs above.

Participants in the Solicitation

IAC, ANGI Homeservices Inc., Angie’s List and certain of their directors and executive officers may be deemed participants in the solicitation of proxies from Angie’s List’s stockholders in connection with the proposed transactions.  Information about the directors and executive officers of IAC is set forth in the definitive proxy statement for IAC’s 2017 annual meeting of stockholders, as previously filed with the SEC on May 1, 2017. Information about the directors and executive officers of Angie’s List and their ownership of Angie’s List common stock is set forth in the definitive proxy statement for Angie’s List’s 2017 annual meeting of stockholders, as previously filed with the SEC on April 28, 2017. Angie’s Lists stockholders may obtain additional information regarding the interests of such participants by reading the registration statement and the proxy statement/prospectus when they become available.  Free copies of these documents may be obtained as described in the paragraphs above.

Cautionary Statement Regarding Forward-Looking Information

The information presented herein may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The use of words such as “anticipates,” “estimates,” “expects” and “plans” and “believes,” among others, generally identify forward-looking statements. These forward-looking statements include, among others, statements relating to: IAC’s and/or ANGI Homeservices Inc.’s future financial performance, IAC’s and/or ANGI Homeservices Inc.’s business prospects, strategy and anticipated trends in the industries in which IAC’s and/or ANGI Homeservices Inc.’s businesses operate, or will operate, and other similar matters. These forward-looking statements are based on management’s current expectations and assumptions about future events, which are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. Actual results could differ materially from those contained in these forward-looking statements for a variety of reasons. In light of these risks and uncertainties, these forward-looking statements may not prove to be accurate. Accordingly, you should not place undue reliance on these forward-looking statements.

In addition to factors previously disclosed in IAC’s and Angie’s List’s reports filed with the Securities and Exchange Commission and those identified elsewhere in this communication, the following factors, among others, could cause actual results to differ materially from forward-looking statements and historical performance: (1) the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the merger agreement; (2) the outcome of any legal proceedings that may be instituted against any party to the merger agreement; (3) the failure to obtain the necessary stockholder approval or to satisfy any of the other conditions to the proposed transactions on a timely basis or at all; (4) the possibility that the anticipated cost savings and other benefits of the proposed transactions are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of HomeAdvisor and Angie’s List or as a result of changes in the economy and competitive factors in the areas where they do business; (5) the possibility that the proposed transactions may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (6) diversion of management’s attention from ongoing business operations and opportunities; (7) potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the proposed transactions; (8) changes in asset quality and credit risk; (9) the potential liability for a failure to meet regulatory requirements; (10) potential changes to tax legislation; (11) the potential effect of the announcement of the proposed transactions or consummation of the proposed transactions on relationships, including with employees, customers and competitors; (12) the ability to retain key personnel; and (13) changes in local, national and international financial market, insurance rates and interest rates. Forward-looking statements speak only as of the date they are made and IAC, ANGI Homeservices Inc. and Angie’s List do not intend, and undertake no obligation, to update any forward-looking statement.

Contact Us

IAC Investor Relations

Mark Schneider

(212) 314-7400

Angie’s List Investor Relations

Leslie Arena

(317) 808-4527

IAC Corporate Communications

Isabelle Weisman

(212) 314-7361